UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 5, 2007

NEOPROBE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-26520	31-1080091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Metro Place North, Suite 300, Columbus, Ohio		43017
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code  (614) 793-7500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On March 7, 2007, Neoprobe Corporation (the “Company”) issued a press release regarding its consolidated financial results for the fourth quarter and for the full year ended December 31, 2006. A copy of the Company’s March 7, 2007, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 2.02 of this Current Report on Form 8-K, including exhibit 99.1 hereto, shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 8.01.   Other Events.

On March 5, 2007, the Company issued a press release announcing that the results from the first stage of a multicenter Phase 2 clinical study of Lymphoseek® support the commencement of enrollment in the second stage of the Phase 2 study. Lymphoseek is a proprietary radioactive tracing agent being developed by the Company for use in connection with gamma detection devices in a surgical procedure known as Intraoperative Lymphatic Mapping (ILM). A copy of the complete text of the Company’s March 5, 2007, press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Additionally, on March 8, 2007, the Company released the text of its annual letter to stockholders from Chairman Dr. Julius R. Krevans, and President and Chief Executive Officer David C. Bupp. The letter highlights the Company’s business and financial activities in 2006 and early 2007, and outlines planned business initiatives for the remainder of 2007. A copy of the complete text of the Company’s March 8, 2007, press release is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Statements contained or incorporated by reference in this Current Report on Form 8-K which relate to other than strictly historical facts, such as statements about the Company’s plans and strategies, expectations for future financial performance, new and existing products and technologies, and markets for the Company’s products, are forward-looking statements. The words “believe,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions identify forward-looking statements that speak only as of the date hereof. Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from historical or anticipated results due to many factors including, but not limited to, the Company’s continuing operating losses, uncertainty of market acceptance, reliance on third party manufacturers, accumulated deficit, future capital needs, uncertainty of capital funding, dependence on limited product line and distribution channels, competition, limited marketing and manufacturing experience, and other risks detailed in the Company’s most recent Annual Report on Form 10-KSB and other Securities and Exchange Commission filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number     Exhibit Description

99.1	Neoprobe Corporation press release dated March 7, 2007, entitled “Neoprobe Announces 2006 Annual Results.”

99.2	Neoprobe Corporation press release dated March 5, 2007, entitled “Neoprobe Announces Interim Phase 2 Lymphoseek Results.”

99.3	Neoprobe Corporation press release dated March 8, 2007, entitled “Neoprobe Releases Text of 2007 Letter to Shareholders.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neoprobe Corporation

Date: March 8, 2007	By:	/s/ Brent L. Larson
Brent L. Larson, Vice President, Finance and Chief Financial Officer